UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 19, 2017

NEKTAR THERAPEUTICS

(Exact Name of Registrant as Specified in Charter)

Delaware	0-24006	94-3134940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

455 Mission Bay Boulevard South

San Francisco, California 94158

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (415) 482-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On May 12, 2017, Nektar Therapeutics, a Delaware corporation (“Nektar”), presented by way of an “oral explanation” at a meeting held by the European Medicines Agency’s Committee for Medicinal Projects for Human Use (the “CHMP”) in support of Nektar’s conditional approval marketing authorization application for ONZEALDTM in the European Union (the “MAA”).  At the conclusion of the meeting, the CHMP informed Nektar that it intended to refer the MAA to the CHMP’s Scientific Advisory Group (“SAG”) for a recommendation to the CHMP in support of its opinion on the MAA. While no date has been set, Nektar currently expects the SAG to meet this summer and then provide its recommendation to the CHMP.  Nektar looks forward to continuing to work collaboratively with the CHMP to advance the review process for the MAA.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

	By:	/s/ Mark A. Wilson
Mark A. Wilson
General Counsel and Secretary

Date: May 19, 2017